mjlink

INVESTOR PRESENTATION

MjLink.com, Inc. *is a wholly owned subsidiary of* **Social Life Network, Inc.**

OTCQB Symbol: WDLF

Connecting The Global Cannabis Industry

Safe Harbor & Disclaimer

This information does not constitute an offer to sell or a solicitation of an offer to buy the securities of MjLink.com, Inc. ("MjLink" or the "Company"). All information presented herein with respect to the existing business and the historical operating results of MjLink and estimates and projections as to future operations are based on materials prepared by the management of MjLink and involve significant elements of subjective judgment and analysis which may or may not be correct. While the information provided herein is believed to be accurate and reliable, MjLink makes no representations or warranties, expressed or implied, as to the accuracy or completeness of such information. In furnishing this information, MjLink reserves the right to amend or replace some or all of the information herein at any time and undertakes no obligation to provide the recipient with access to any additional information. Nothing contained herein is or should be relied upon as a promise or representation as to the future. This information includes certain statements, estimates and projections provided by MjLink with respect to its anticipated future performance.

This information also contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words "could", "believe", "anticipate", "intend", "estimate", "expect, "may, "continue, "predict, "potential, "project" and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results to differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company's filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

No information in this presentation should be construed as any indication whatsoever of MjLink.com, Inc. future financial results, revenues or stock price. There are no assurances that Social Life Network, Inc. will successfully take MjLink.com, Inc. public in Canada, or any other country.

Certain Illustrative Financial Projections

Forward Looking Financial Statements

The financial projections of MjLink.com, Inc. (the "Company") (the "Projections") set forth herein constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Our actual results, performance or achievements or industry standards may differ materially from those express or implied in in such forward-looking statements.

The forward looking statements contained in the Projections are subject to trends and uncertainties, including that: (a) expansion of live streaming on Facebook could sway our users to spend more time away from our Networks; (b) social video is reaching saturation across social networks in general; (c) social platforms embrace strong governance policies, i.e. when content is inappropriate or violates end user agreement, which could affect how much content is posted on our Networks; and (d) brands fatigue from new tools and tactics on social networks could result in fewer users embracing some of our new business and E-Commerce tools on our Networks.

The forward-looking statements in the Projections are not guarantees of future results and are subject to risks that could cause actual results to differ materially and adversely from those expressed in any forward-looking statements, including that: (a) if the Company fails to retain existing users or add new users, or if the Company's users decrease their level of engagement with its products or services, its revenue, financial results, and business may be significantly harmed; (b) if the Company fails to introduce new products or services that users find engaging or if the Company introduces new products or services that are not favorably received, its revenues will be negatively impacted; (c) If the Company fails to provide adequate customer service to users, marketers, developers, or other partners, its results of operations will be negatively impacted; (d) the Company's revenue is currently generated from third parties advertising on its websites and mobile apps, monthly digital media subscriptions to online business professionals using our websites and mobile apps, and third party companies that license the Company's social networking and digital media technology to power their own niche social networks; if the Company is unable to attract advertisers, subscribers, merchants and licensees, its results of operations will be negatively impacted; (e) the Company has ambitious business plans, including the adoption of deep learning technologies (Machine Learning A.I.) implemented into its core social network platform technology; if the Company fails to efficiently manage the development of these components, its operations and results of operations will be negatively affected.

As such, you are cautioned not to place undue reliance on such forward looking statements. The Company is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise. All forward-looking included below are qualified in their entirety by this cautionary statement and the statements under "Important Information" below.

Important Information

The Projections and the underlying assumptions were prepared internally by the Company's management, and were not prepared with a view towards compliance with published SEC or the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts or generally accepted accounting principles. Neither the Company's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures or review with respect to the Projections, nor have they expressed any opinion or given any form of assurance with respect to such information or its achievability.

Furthermore, the Projections are necessarily based on numerous variables, assumptions and estimates that are inherently uncertain, many of which are beyond the Company's control, including a wide variety of industry performance, general business, economic, regulatory, market and financial conditions, as well as matters specific to the Company's business.

The Projections should not be regarded as an indication that any of Company or its affiliates or management considered to be predictive of actual future events. Actual results will likely vary from the Projections, and such variations may be material. Neither the Company or its affiliates or management can give you any assurance that actual results will not differ materially from the Projections.

The Projections should be read together with the Company's historical financial statements, which may be accessed at:https://www.sec.gov/cgi-bin/browse-edgar?company=Social+Life+Network%2C+Inc.&owner=exclude&action=getcompany

Leadership Team



Ken Tapp, CEO and CTO

Mr. Tapp was the VP of engineer at HomeBuilder.com & Realtor.com from 1996 through their IPO in 1999 as HomeStore.com (MOVE.com), and then went on to invest in 22 Internet Startups from 1999 through 2017, and advising companies like ZILLOW, HOUZZ, RE/MAX. Has held the executive roles over his 25 years in the tech industry. Mr. Tapp started Social Life Network in January 2013. Bachelor's CIS, Master's MCA (Data Modeling) CU Denver. Executive Education - Harvard Business School

realtor.com

move
move.com

RE/MAX

Zillow

houzz

Social Life Network OTCQB Symbol: WDLF



George Jage, President

George comes with decades of experience in media leadership and fast-growth event development. He had successfully launched, built, and exited Off-Price Specialist Show, World Tea Media, and the Healthy Beverage Expo. He was the lead executive and driving force behind the development of Marijuana Business Daily and the success of MJBizCon from 2014 through 2017 and most recently George took the helm at Dope Media and successfully negotiated the acquisition by the High Times Holding Corp.

Marijuana Business Conference & Expo
America's Oldest & Largest National Cannabis Tradeshow

dope MAGAZINE

fw
a content + ecommerce company

worldtea

Leadership Team



Tripp Keber, Director

Tripp Keber is recognized as a branding expert in the adult use and medical cannabis spaces. He is the co-founder and former CEO of Dixie Brands, Inc., a cannabis centric branding company, known worldwide for its namesake cannabis-infused beverages, Dixie Elixirs, Aceso and Therabis, Dixie's human and pet CBD wellness brand platforms respectively, as well as hundreds of other cannabis products.

DIXIE



Mark DiSiena, Chief Financial Officer

Mr. DiSiena is the CFO, and has served as CFO for an Inc500 Fastest Growing AdTech company from Jan 2016 through July 2018. He was the CFO of Cherokee (NASDAQ: CHKE) from 2010 through 2013 while growing the company to a $250M valuation. From Jan 2009 through 2010, Mr. DiSiena was the VP of Finance for American Apparel. He has held Director positions at Louis Vuitton and Nokia.

NOKIA CHEROKEE American Apparel LOUIS VUITTON



Leslie Bocskor, Director

Leslie Bocskor is the President and Founder of Electrum Partners. Electrum Partners is known as a pioneer in the cannabis industry as a global cannabis business advisory and services firm. Prior to that, he was the Vice Chairman of GB Science, Inc. Mr. Bocskor has extensive experience working in cannabis space.

ELECTRUM PARTNERS

gbsciences the future of biopharma

Executives, Directors & Advisors

Chairman



Ken Tapp

25 Year Veteran of the digital media and tech industry

Director



George Jage

25 Year Veteran of industry trade-shows & digital media

Director



D. Scott Karnedy

CRO MYSPACE & VPR SIRIUS XM

CFO



Mark DiSiena

39 Year Veteran of accounting, finance, legal, & tech industry

Legal Council



Frederick Lehrer

16 years in corp securities, 15 years with the SEC

Financial Advisor



Raymond Oliver

25 years in financial markets and investor relations

Director



Tripp Keber

Cofounder and Director of Dixie Brands, Inc.

Director



Leslie Bocskor

President / Founder of Electrum Partners

Advisor



Kenneth Granville

Cofounder and CEO of MindAptiv

Advisor



Terence Fitch

Former executive of Coca-Cola. CEO of Drink Teck, LLC.

Financial Advisor



Carole Lynn Steiner

38 yrs in financial markets and published author

Financial Advisor



Todd Markey

10 yrs investor communications and capital markets

A.I. and Blockchain Technology

MjLink is the world's first and only technology company that operates two separate A.I. powered social networks in the cannabis and hemp industry.

We target the millions of international cannabis and hemp consumers, and connect them with the tens of thousands of business professionals, companies and brands that make up the rapidly growing global industry.

Using state-of-art A.I. and Blockchain technology in our MjLink platform, the system learns from the online social behavior of the users, to better connect businesses and consumers together every day.

The end result is strong user retention, longer session times, and greater advertising opportunities for the professionals and brands in the industry.





Our Cannabis Social Networks


mjlink
Connect with Thousands of Entrepreneurs on the MjLink Cannabis Business Social Network

WeedLife.com & MjLink.com Social Networks

Cannabis brands have struggled to come up with a cohesive social media plan given the many restrictions with Facebook, LinkedIn and other social networks.

MjLink solves that problem with 2 social networks DEDICATED to the Cannabis Industry world-wide. We have a wide array of digital marketing and advertising solutions that make social media campaigns for cannabis and hemp companies efficient and cost effective.

With a growing registered user base of more than 1.4 million international members, MjLink has both B2C and B2B platforms to target new and existing customers in a unique and compelling social media environment.

Key Metrics

Launched in 2013, MjLink is one of the oldest, largest and fastest growing social network platforms for the cannabis and hemp industry, world-wide.

1.5M	**2.7M**	**57M**	**7+**
REGISTERED USERS ON NETWORKS	MONTHLY USER SESSIONS	MONTHLY PAGE VIEWS	AVG. MINUTES PER VISITOR
21	**430K**	**120+**	**7.2K**
AVG. PAGE VIEWS PER USER	ACTIVE MONTHLY USERS	COUNTRIES USING NETWORK	REGISTERED BUSINESSES

Global User Growth Since 2013

2.7 Million User Sessions Per Month


3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Jan-13
Jun-13
Jan-14
Jun-14
Jan-15
Jun-15
Jan-16
Jun-16
Jan-17
Jun-17
Jan-18
Jun-18
Jan-19
Rest of the World
North America

Global Page View Growth

World Wide Traffic

Monthly Page View Growth throughout the Network



56%
24%
1%
1%
11%
1%
6%

57M page views per month to sell to advertisers



60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
0
Jan-13 Jun-13 Jan-14 Jun-14 Jan-15 Jun-15 Jan-16 Jun-16 Jan-17 Jun-17 Jan-18 Jun-18 Jan-19 Jun-19
North America
Rest of the World

Page View Growth Since 2013 in North America & World-Wide

Advertising & Digital Services

Online Advertising

Social Media Marketing

Reputation Management

Localized Listings

Search Optimization

Mobile & Site Builder


THE facebook
OF CANNABIS
weedlife
mjlink
OUR SERVICES
brands and DEALS
CANNABIS BUSINESS
SOCIAL NETWORKING

Our Cannabis Event Platforms

Leveraging the power of our networks to drive event revenues

The most successful events are part of integrated media assets, leveraging their audience to drive event attendance and revenues. With over 1.4M registered users and more than 50 million pages views per month, and an experienced leadership team, MjLink is well-positioned to create market dominant events.

MjLink will launch 4 event platforms in the next 24 months encompassing the investment community, b2b trade shows for brands and retailers, consumer enthusiast events, and large scale consumer festivals.

mj MICRO CONFERENCE

mjlink LIVE

Home Grow EXPO

weedLife LIVE

Events Overview

mj MICRO CONFERENCE

Cannabis MicroCap Investor Conference

Revenues from presenting cos., sponsorship and attendee fees

Launch June 2019

3-5 events per year

mjlink LIVE

Brand-Retailer Tradeshow

End game for top b2b trade show in mature market

State-focused marketplace, evolve in tandem with regulatory changes

Revenues from exhibits, sponsorship and gate

Launch July 2019

6-8 events per year

Home Grow EXPO

Consumer Enthusiast Event

Revenues from exhibits, sponsorship and gate

Launch January 2020

Facilitates ongoing revenue through e-commerce platform

3-4 events per year

weedLife LIVE

Large Consumer Festival

No mainstream consumer festivals to date

Revenues from exhibits, sponsorship and gate

Launch April 2020

2-3 events per year

Cannabis Industry Growth

Cannabis-related companies raised nearly $13.8 billion in 2018, compared to just $3.5 billion in 2017, according to data from Viridian Capital Advisors.

Capital Raised by Cannabis-Related Companies

Public and private companies in the global cannabis industry raised nearly $13.8 billion in 2018, according to Viridian Capital Advisors



PUBLIC ($M)
PRIVATE ($M)
2014
2015
2016
2017
2018
$59
$566
$958
$2,939
$9,772
$89
$342
$341
$591
$4,020

Totals for 2018 through December 14

SOURCE: Viridian Capital Advisors

FORTUNE

The surge in funding was largely driven by increasing deal size—the average deal rose to $23.6 million in 2018, up from $8.1 million

NBC NEWS

$16+ Billion in 2019

Legal marijuana industry had banner year in 2018 with $10B worth of investments

With buzz building across the globe, the momentum is sure to continue into 2019, when the combined North American market is expected to exceed $16 billion.



Capital Raise for Pre-IPO

$6M USD PIPE for growth of U.S. and Canadian Sales, Marketing and M&A

Social Life Network incorporated MjLink.com, Inc. in Delaware on September 20th, 2018, and we intend to take the wholly owned subsidiary public on a U.S., German, and/or Canadian Stock Exchange in 2019, after completing a 506(b) Reg D private placement Capital Raise of $6M USD


weedLife
THE facebook OF CANNABIS
weedLife
mjlink
Connect with Thousands of Entrepreneurs on the MjLink Cannabis Business Social Network

Lead research analyst Vivien Azer of Cowen, Inc. estimates the U.S. cannabis industry could reach $75 billion in sales by 2030. Torsten Kuenzlen, CEO of Calgary-Alberta-based Sundial Growers and someone who has spent 25 years in executive leadership positions at such companies as Coca-Cola and Molson-Coors, also keynoted at the Las Vegas MJBizCon in November of 2018 suggested the cannabis industry world-wide could reach a $2 trillion global market by 2050

(source: U.S. based COWEN, Inc. and Canadian based Sundial Growers)

Use Of Proceeds

$6,000,000 USD Private Placement

Up to 2,000,000 Shares of Common Stock at $3.00 per share

Maximum Offering – 2,000,000 Shares

Minimum Offering – 500,000 Shares

Minimum Purchase Per Investor- 5,000 Shares or $15,000

We plan on using the proceeds from this Offering for:

Sales and Marketing
$ 3,000,000

Online Customer Support
$ 500,000

General Working Capital
$ 500,000

Trade shows and Events
$ 1,500,000

Web and App Update Dev.
$ 500,000

Total Proceeds - $6,000,000

mjlink

INVESTOR PRESENTATION

MjLink.com, Inc. *is a wholly owned subsidiary of* **Social Life Network, Inc.**

OTCQB Symbol: WDLF

CONTACT

Ken Tapp

(855) 933-3277

Ken@SocialNetwork.ai